Exhibit 10.1

TERMINATION AND RELEASE AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this “Agreement”) is made and entered into as of this 30th day of June, 2007, by and between Seiko Instruments Inc., a corporation organized and existing under the laws of Japan, with offices at 8, Nakase 1-chome, Mihama-ku, Chiba-shi, Chiba 261-8507, Japan (“SII”), and Franklin Electronic Publishers, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, U.S.A, with offices at One Franklin Plaza, Burlington, New Jersey 08016-4907, U.S.A. (“FEP”).

(SII and FEP are referred to herein individually as a “Party” and collectively as the “Parties”.)

RECITALS

A. WHEREAS, SII and FEP are parties to various agreements relating to the supply, distribution and licensing of electronic reference products listed in Schedule 1 hereto which are referred to therein respectively as the US Agreement, the Omnibus Agreement, the CTTA, and the TLA (collectively the “Subject Agreements”).

B. WHEREAS, on and subject to the terms and conditions of this Agreement, SII and FEP desire to terminate the Subject Agreements.

C. WHEREAS, concurrent with the execution and delivery of this Agreement, SII and FEP are executing and delivering three certain additional agreements to provide for an orderly transition upon termination of the Subject Agreements and to memorialize certain follow-on commercial arrangements (which agreements are collectively defined herein as the “New Agreements” or, in the case of any one such agreement alone, a “New Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties of each Party set forth herein, the Parties, intending to be legally bound hereby, agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1 Definitions. As used herein, the following terms shall have the respective meanings assigned to them below:

“Agreement” is defined in the preamble hereto.

“Continuing Agreements” shall mean, collectively, (i) that certain Settlement Agreement and General Release dated as of October 2, 2002, among SII, FEP and Seiko Instruments U.S.A., Inc. (the “Settlement Agreement”), (ii) that certain Cross License Agreement dated as of October 2, 2002, between SII and FEP, as amended by that certain Amendment Agreement dated as of January 7, 2003, between SII and FEP (the “Cross License”), (iii) that certain Technology Transfer Evaluation and Licensing Agreement dated as of June 1, 2003, between SII and FEP (the “Chip License”), and (iv) that certain Trademark and Copyright Sublicense Agreement dated as of October 6, 2005, between SII and FEP, as amended by that certain Amendment to Trademark and Copyright Sublicense Agreement dated as of February 16, 2006, between SII and FEP (the “Sudoku License”).

“FEP” is defined in the preamble hereto.

“New Agreements” shall mean, collectively, the following agreements of even date herewith between SII and FEP, each of which is being executed and delivered concurrent with this Agreement in the form and substance set forth, respectively, in Exhibits A, B, and C which are attached hereto and made a part hereof: (i) that certain Short-Term Supply and Services Agreement (the “STSSA”) as set forth in Exhibit A; (ii) that certain Supply and Distribution Agreement (the “Australia Agreement”) as set forth in Exhibit B; and (iii) that certain License Agreement (the “New License”) as set forth in Exhibit C.

“Party” and “Parties” are defined in the preamble hereto.

“SII” is defined in the preamble hereto.

“Subject Agreements” is defined in the recitals hereto.

“Surviving Provisions” is defined in Section 2.4(a).

“Termination Date” shall mean the date on which SII completes its payment obligation to FEP in a timely manner as set forth in Section 2.3 herein.

1.2 Interpretation. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, Section headings used herein are for convenience of reference only, do not form a part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

2.	TERMINATION OF AGREEMENTS

2.1 Termination. Each of the Subject Agreements is terminated by mutual agreement of the Parties with effect as and from the Termination Date. For avoidance of doubt, the Parties acknowledge and agree (i) that the Product Development Agreement between the Parties dated as of October 1, 2004 has expired by its terms and (ii) that that certain Retail Distribution Agreement dated June 25, 2004 by and between FEP and Seiko UK Ltd. is not one of or part of one of the Subject Agreements.

2.2 Execution and Delivery of New Agreements: The Parties agree to execute and deliver the New Agreements in the form and substance set forth in Exhibits A, B, and C hereof on the date of execution hereof, which execution and delivery shall be a condition precedent to this Agreement. The Parties acknowledge and agree that, without the timely execution and delivery of each of the New Agreements in such form and substance, this Agreement shall be of no effect and shall be null and void.

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2.3 Termination Payment by SII. In consideration of FEP’s agreement to terminate the Subject Agreements, SII shall, on or before July 31, 2007, pay to FEP the sum of Three Million United States Dollars (US$3,000,000) by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

PNC Bank, NA

East Brunswick, NJ

Account #8009779117

Beneficiary: Franklin Electronic Publishers, Inc.

ABA #031207607

The parties acknowledge and agree that in the case in which SII fails to complete its payment obligation in a timely manner as set forth in this Section 2.3, this Agreement shall be null and void.

2.4 Acknowledgements. Each Party hereby irrevocably agrees, confirms and acknowledges that:

(a) notwithstanding the terminations that may be effected hereby, each of the provisions of any one of the Subject Agreements which by the express terms of the applicable Subject Agreement are to survive any termination or expiration of such Subject Agreement shall survive and continue in effect in accordance with such terms, subject to any agreed modifications or superseding provisions that may be set forth with specificity in one or more of the New Agreements or in this Agreement; provided, however, that the Parties acknowledge and agree that any and all indemnification provisions set forth in the CTTA shall survive the termination thereof (collectively the “Surviving Provisions”) ; and

(b) this Agreement shall have no effect whatsoever on either Party’s rights or obligations under any of the Continuing Agreements, each of which shall continue in full force and effect in accordance with its terms, subject to such amendments, modifications, or strikings, if any, as may be specifically agreed between the Parties pursuant to this Agreement, the New Agreements, or otherwise in writing.

3.	MUTUAL RELEASES

3.1 Mutual Releases.

(a) Effective as of the Termination Date, SII, for itself and each of its subsidiaries, affiliates, officers, directors, agents, attorneys, sub-distributors, successors and assigns, hereby fully, irrevocably and unconditionally releases, acquits and forever discharges FEP and its subsidiaries, affiliates, officers, directors, agents, attorneys, sub-distributors (and their respective officers, directors, attorneys, and agents), and their successors and assigns of and from any and all claims, liabilities, obligations, demands, causes of action, damages, costs, losses, debts and expenses, including any claims for court costs or attorneys’ fees, of whatever kind or nature, whether known or unknown, asserted or raised, suspected or claimed,

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whether fixed, contingent, liquidated, unliquidated, disputed or undisputed, presently existing or arising in the future, and whether arising in contract, tort, under statute, at law or in equity, that arise out of, or are in any way related to each and all of the Subject Agreements; and

(b) Effective as of the Termination Date, FEP, for itself and each of its subsidiaries, affiliates, officers, directors, agents, attorneys, sub-distributors, successors and assigns, hereby fully, irrevocably and unconditionally releases, acquits and forever discharges SII and its subsidiaries, affiliates, officers, directors, agents, attorneys, sub-distributors (and their respective officers, directors, attorneys, and agents), and their successors and assigns of and from any and all claims, liabilities, obligations, demands, causes of action, damages, costs, losses, debts and expenses, including any claims for court costs or attorneys’ fees, of whatever kind or nature, whether known or unknown, asserted or raised, suspected or claimed, whether fixed, contingent, liquidated, unliquidated, disputed or undisputed, presently existing or arising in the future, and whether arising in contract, tort, under statute, at law or in equity, that arise out of, or are in any way related to each and all of the Subject Agreements.

(c) Each of SII and FEP, being familiar with and fully aware of California Civil Code § 1542, which provides that:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR”,

hereby freely and voluntarily waives any and all rights or benefits that it has or may come to have pursuant to said code section, as well as pursuant to any statutes or common law principles of similar effect.

3.2 Releases Unconditional. For the avoidance of doubt, the Parties hereby agree, confirm and acknowledge that the termination of the Subject Agreements effected as of the Termination Date hereby and the mutual releases granted hereunder as of the Termination Date are irrevocable and unconditional. Without limiting the generality of the foregoing, the Parties further agree, confirm and acknowledge that no breach or default under, or termination of, any of the New Agreements or Continuing Agreements, or failure to perform any of the Surviving Provisions, shall in any event affect the continued validity or enforceability of this Agreement or otherwise constitute grounds for challenging, invalidating, rescinding, avoiding or otherwise denying full effect to the provisions hereof or for unwinding the termination of the Subject Agreements effected hereby as of the Termination Date.

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4.	REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of SII. SII represents and warrants to FEP that, as of the date of this Agreement:

(a) SII is a corporation duly incorporated and validly existing under the laws of Japan, with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) SII has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by SII in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

(d) This Agreement has been duly executed and delivered by SII’s authorized representative and, assuming the due authorization, execution and delivery hereof by FEP, constitutes and will at all times constitute the legal, valid and binding obligation of SII enforceable against SII in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) SII’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

4.2 Representations and Warranties of FEP. FEP represents and warrants to SII that, as of the date of this Agreement:

(a) FEP is a corporation duly incorporated and validly existing under the laws of the Commonwealth of Pennsylvania, U.S.A., with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) FEP has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by FEP in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

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(d) This Agreement has been duly executed and delivered by FEP’s authorized representative and, assuming the due authorization, execution and delivery hereof by SII, constitutes and will at all times constitute the legal, valid and binding obligation of FEP enforceable against FEP in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) FEP’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

5.	MISCELLANEOUS PROVISIONS

5.1 Confidentiality. Each Party shall hold in confidence the terms of this Agreement provided, however, that nothing in this Section 5.1 shall prevent a Party from disclosing information:

(a) which becomes generally available to the public other than as a result of a wrongful disclosure by such Party;

(b) which becomes available to such Party from other sources not known by such Party to be bound by a confidentiality obligation; or

(c) to the extent required by law. SII understands and acknowledges that this Agreement and certain of the terms of this Agreement have been disclosed by FEP in connection with the execution of the MOU as defined herein and that additional disclosure will be made by FEP in connection with the execution and delivery of this Agreement.

5.2 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to the conflict of laws principles thereof.

5.3 Dispute Resolution. All disputes arising out of or in connection with this Agreement shall be finally and conclusively settled by arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“Rules”), subject to the following:

(a) Absent an agreement between the Parties to the contrary, each Party to the arbitration shall appoint one (1) arbitrator and the two (2) arbitrators so selected shall nominate the third arbitrator. If the two (2) arbitrators nominated by the Parties cannot agree on a third arbitrator, the third arbitrator shall be appointed in accordance with the Rules.

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(b) The arbitration proceedings shall take place in San Francisco, California, U.S.A.

(c) The arbitration shall be conducted in the English language, provided that either Party may submit testimony or documentary evidence in Japanese (with English translations to be provided at the request and cost of the other Party).

(d) The award rendered by the arbitral tribunal shall be binding upon the Parties and may include award of costs, including reasonably attorneys’ fees and disbursements. Judgment on the award may be entered in any court having jurisdiction thereof.

(e) At the request of either Party, the arbitral tribunal may issue any order for interim relief, including injunctive relief, it deems necessary. The arbitral tribunal shall have the power, inter alia, to order that neither Party take any action inconsistent with this Agreement during the pendency of the arbitral proceedings. Each Party shall also have the right to seek injunctive or other equitable relief from any court of competent jurisdiction, which right shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate set forth in this Section 5.3.

5.4 Expenses. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees of any attorneys, accountants and other advisors engaged by such Party.

5.5 Notices. Unless otherwise agreed in writing by the Parties, all notices, requests, demands and other communications required by, or made in connection with, this Agreement shall be in writing in English and shall be delivered personally, made by certified or registered airmail, return receipt requested, by recognized overnight courier or by facsimile transmission, and shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided that notices of a change of address shall become effective only upon actual receipt thereof):

If to SII:

Seiko Instruments Inc.

8, Nakase 1-chome

Mihama-ku, Chiba-shi, Chiba 261-8507

Japan

Telephone:

Facsimile:

Attention:

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If to FEP:

Franklin Electronic Publishers, Inc.

One Franklin Plaza

Burlington, New Jersey 08016-4907

U.S.A.

Telephone: 609 386 2500x6000

Facsimile: 609 3870082

Attention: Barry Lipsky, President and CEO

cc: Arnold Levitt, CFO

Such notices shall be deemed to have been received, (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by facsimile, transmission confirmed, on the date of transmission unless transmitted after normal business hours at the place of receipt, in which case on the following business day at the place of receipt, or (iii) if mailed, upon the date of first attempted delivery.

5.6 Assignment. Neither this Agreement nor any of the rights, benefits or obligations under this Agreement may be assigned by any Party without the prior written consent of the other Party.

5.7 Amendments and Waivers. No term or provision of this Agreement may be amended, waived, discharged or terminated except through an instrument in writing signed by the Party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in the specific instance and only in accordance with its express terms and conditions. No failure on the part of any Party to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

5.8 Entire Agreement. This Agreement and the New Agreements constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede in its entirety all prior agreements and understandings, express or implied, oral or written among them with respect thereto, including that certain Memorandum of Understanding between SII and FEP dated as of June 13, 2007 (“MOU”), which is hereby terminated in full.

5.9 Binding Effect. The terms and provisions hereof shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

5.10 Severability. If any provision hereof or obligation hereunder is held or found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or obligations hereunder shall not in any way be affected or impaired thereby.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

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5.12 Rights and Remedies Cumulative. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

[signature pages follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SEIKO INSTRUMENTS INC.

By:	/s/ Nobuo Kubo
Name:	Nobuo Kubo
Title:	Division Manager

FRANKLIN ELECTRONIC PUBLISHERS, INC.

By:	/s/ Barry Lipsky
Name:	Barry Lipsky
Title:	CEO

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SCHEDULE 1

Subject Agreements

1. Distribution Agreement dated as of January 7, 2003, as amended by Exhibit A to the Omnibus Development and Distribution Agreement dated as of June 25, 2004 (“US Agreement”)

2. Omnibus Development and Distribution Agreement dated as of June 25, 2004, as amended by that certain Amendment dated as of August 23, 2006 (“Omnibus Agreement”)

3. Cross Technology Transfer Agreement dated as of June 25, 2004, as amended by (i) Amendment dated as of January 12, 2005; (ii) Addendum to the First Amendment dated as of September 9, 2005;(iii) Second Amendment dated as of November 30, 2005; (iv) Addendum to the Second Amendment dated as of August 23, 2006, (v) Second Addendum to the Second Amendment dated as of August 23, 2006; (vi) Third Amendment dated as of September 22, 2005; and (vii) Addendum to the Third Amendment dated as of June 7, 2006 (the “CTTA”)

4. Trademark License Agreement dated as of June 25, 2004 (the “TLA”)

SHORT-TERM SUPPLY AND SERVICES AGREEMENT

THIS SHORT-TERM SUPPLY AND SERVICES AGREEMENT (this “Agreement”) is made and entered into as of this 30th day of June, 2007 by and between Seiko Instruments Inc., a corporation organized and existing under the laws of Japan, with offices at 8, Nakase 1-chome, Mihama-ku, Chiba-shi, Chiba 261-8507, Japan (“SII”), and Franklin Electronic Publishers, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, U.S.A, with offices at One Franklin Plaza, Burlington, New Jersey 08016-4907, U.S.A. (“FEP”).

(SII and FEP are referred to herein individually as a “Party” and collectively as the “Parties”.)

RECITALS

A. WHEREAS, concurrent with the execution and delivery of this Agreement, SII and FEP entered into that certain Termination and Release Agreement of even date herewith (the “Termination Agreement”) providing for the termination of the Subject Agreements (as defined therein) on the Termination Date as defined therein.

B. WHEREAS, on the terms and conditions set forth herein, the Parties wish to provide on and after the Termination Date for an orderly wind-up of the business arrangements in the Americas, Japan, and Germany that were terminated pursuant to the Termination Agreement.

C. WHEREAS, SII and FEP desire to set forth their respective rights and obligations in respect of such post-termination product supply and after-sales service.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties of each Party set forth herein, the Parties, intending to be legally bound hereby, agree as follows:

1.	DEFINITIONS AND INTERPRETATION AND EFFECTIVE DATE

1.1 Definitions. As used herein, capitalized terms shall have the meanings ascribed to them in the Termination Agreement. In addition, the following terms shall have the respective meanings assigned to them below:

“Agreement” is defined in the preamble hereto.

“Ancillary Materials” shall mean, with respect to any SII Product or FEP Product, packaging materials, manuals and other ancillary materials for such product.

“FEP” is defined in the preamble hereto.

“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

“FEP Products” shall mean ****

“Final German Delivery Date” ****

“Final German Order Date” ****

“Final US Delivery Date” ****

“Final US Order Date” ****

“German Tooling” shall mean tooling for SII Products for German market **** which are owned by SII and used by **** and its subcontractor(s) at their manufacturing facilities for manufacturing such products.

“Party” and “Parties” are defined in the preamble hereto.

“SII Products” shall mean, (i) with respect to the Americas market, those products of SII listed in Schedule A hereto, and (ii) with respect to the German market, those products of SII listed in Schedule B hereto.

“SII” is defined in the preamble hereto.

“Termination Agreement” is defined in the recitals hereto.

1.2 Interpretation. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, Section headings used herein are for convenience of reference only, do not form a part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

1.3 Effective Date. This Agreement shall be effective on and after the Termination Date as defined in the Termination Agreement. In the case in which the Termination Agreement becomes null and void, this Agreement shall be of no effect and shall be null and void.

2.	SHORT-TERM PRODUCT SUPPLY

2.1 SII Products for the Americas Market. Notwithstanding the termination of the US Agreement or any provision to the contrary contained therein (specifically including Article 17 thereof), after the Termination Date SII agrees to continue to supply SII Products for the Americas market in accordance with the following (capitalized terms used in this Section 2.1 that are not listed in Section 1.1 above shall have the respective meanings assigned to them in the US Agreement):

(a) ****

“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

(b) ****

(c) ****

(d) Purchase prices for the SII Products shall be as set forth in Schedule A hereto.

(e) For each SII Product purchased from SII and distributed in the Americas by FEP pursuant to this Section 2.1, FEP shall provide a product warranty of a scope consistent with the terms of Section 12.1 of the US Agreement.

2.2 SII Products for the German Market. Notwithstanding the termination of the Omnibus Agreement or any provision to the contrary contained therein (specifically including Article 13 of Exhibit F thereto), after the Termination Date SII agrees to continue to supply SII Products for the German market in accordance with the following (capitalized terms used in this Section 2.2 that are not listed in Section 1.1 above shall have the respective meanings assigned to them in Exhibit F to the Omnibus Agreement):

(a) ****

(b) ****

(c) ****

(d) Purchase prices for the SII Products shall be as set forth in Schedule B hereto.

(e) For each SII Product purchased from SII and distributed in the Germany by FEP pursuant to this Section 2.2, FEP shall provide a product warranty of a scope consistent with the terms of Section 10.1 of Exhibit F to the Omnibus Agreement.

2.3 Use of Tooling for German SII Products. SII shall not object to the use of the German Tooling and to the continued manufacture by **** for FEP of the SII Products or derivatives thereof for a period **** for purposes of manufacturing handheld electronic reference products in FEP’s name for sale in the Germany, provided that a request therefore has been submitted in writing by FEP on or prior to ****. Notwithstanding anything contained herein to the contrary, FEP shall, in no event, use the trademarks and logos owned or controlled by SII and the trademark “SEIKO” in relation to SII Products or derivatives thereof (including manuals thereof) to be manufactured by using the German Tooling. At the request and cost of FEP, SII shall render such reasonable non-financial assistance as may be appropriate to secure any third party consents required for such use of the German Tooling and manufacture. In respect of use of the German Tooling as contemplated in this Section 2.3, FEP hereby agrees and acknowledges that:

(a) SII makes no representation or warranty of any kind regarding the German Tooling or the use thereof, including any warranties of merchantability, fitness for a particular purpose or non-infringement of the proprietary rights of any third party;

(b) SII shall have no liability whatsoever for or on account of use of the German Tooling or any products manufactured by or for FEP utilizing the German Tooling;

(c) SII shall have no obligation to provide any technical assistance or support in the use of the German Tooling; and

(d) Notwithstanding FEP’s rights under this Section 2.3, SII shall at all times have priority of use of the German Tooling.

3.	AFTER-SALES SERVICE AND CUSTOMER CARE

3.1 Warranty Obligations. Notwithstanding termination of the Subject Agreements, the Parties shall continue to honor and perform their respective product warranty obligations under the US Agreement and the Omnibus Agreement.

3.2 After-Sales Service. Notwithstanding any contrary provision in the US Agreement or the Omnibus Agreement, following Termination, each Party shall, or shall cause its subdistributors and/or agents to, continue to provide out-of-warranty services on:

(a) in the case of SII, FEP Products sold or distributed by or for SII pursuant to its distribution rights under the Omnibus Agreement or this Agreement; and

(b) in the case of FEP, all of the products of SII, including, without limitation, SII Products, sold or distributed by or for FEP pursuant to its distribution rights under the US Agreement, the Omnibus Agreement or this Agreement.

Such out-of-warranty services shall in principle be provided by each Party consistent with its current practices, provided that SII and FEP shall each have the right to make such adjustments to its service fees and other service terms as it may deem reasonably necessary or appropriate from time to time in light of prevailing market conditions and other commercial realities.

3.3 Ancillary Materials. The Parties shall supply each other with Ancillary Materials as set forth below, notwithstanding termination of the Subject Agreements:

(a) SII shall provide to FEP, on or before the Final US Delivery Date, the Ancillary Materials for SII Products for Americas market in the quantity agreed to by the Parties.

“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

(b) SII shall provide to FEP, on or before the Final German Delivery Date, the Ancillary Materials for SII Products for German market in the quantity agreed to by the Parties.

(c) FEP shall provide to SII, on or before the date agreed to by the Parties, the Ancillary Materials for FEP Products for the Japanese market in the quantity agreed to by the Parties.

4.	DISPOSITION OF INVENTORY

4.1 Sell-Off Rights. After the Termination Date, the Parties shall have the right to continue to sell inventories of SII Products (in the case of FEP) and FEP Products (in the case of SII) for a limited time following termination in accordance with their respective sell-off rights under the Subject Agreements, provided that, notwithstanding any provision in such agreements to the contrary:

(a) FEP shall have the right to continue to sell SII Products in the Americas for a period of ****;

(b) FEP shall have the right to continue to sell SII Products in Germany for a period of ****; and

(c) SII shall have the right to continue to sell the FEP Products in Japan until the end of ****.

Upon the expiration of a Party’s sell-off rights in a given territory, such Party shall, in accordance with the once applicable provisions of the US Agreement or the Omnibus Agreement, and except to the extent specifically permitted pursuant to that certain Supply and Distribution Agreement of even date herewith between SII and FEP, cease in such territory to promote, market or advertise, or hold itself out as an authorized distributor of, in the case of FEP, SII Products and, in the case of SII, FEP Products.

4.2 Sales. Consistent with past practices under the US Agreement and the Omnibus Agreement, after the Termination Date each Party shall be free to determine the prices at which it will resell, in the case of SII, FEP Products, and, in the case of FEP, SII Products, to its customers during the sell-off periods referred to in Section 4.1 above. ****

4.3 Licenses. Notwithstanding termination of any agreement between the Parties, the Parties hereby agree and acknowledge that:

(a) For so long as, and only for so long as, SII is permitted to continue to sell FEP Products pursuant to Section 4.1 above, SII shall continue to have and enjoy the right to use the trademarks and logos of FEP on the terms set forth in the Trademark License Agreement (except, for the avoidance of doubt, any terms requiring payment of royalties or other amounts by SII).

(b) For so long as, and only for so long as, FEP is permitted to sell SII Products pursuant to Section 4.1 above, FEP shall continue to have and enjoy the right to use the trademarks and logos of SII and the trademark “SEIKO” on the once applicable terms set forth in the US Agreement and the Omnibus Agreement.

5.	OUTSTANDING OBLIGATIONS AND OTHER SURVIVING PROVISIONS

5.1 Outstanding Payment Obligations. The Parties agree and acknowledge that, as of the Termination Date, except for the unpaid purchase price consideration for SII Products supplied by SII to FEP prior to the Termination Date, there are no amounts, whether in the nature of royalties, purchase price consideration for products or materials supplied, fees for services rendered or otherwise, due, payable or otherwise standing to the credit of either Party under the Subject Agreements, including any amounts payable as, in respect of or in connection with any “Make Whole Sum”, “Minimum Purchase Target”, “Annual Target”, “Minimum”, “Shortfall” or other minimum purchase commitments, howsoever characterized, under the US Agreement or the Omnibus Agreement. FEP shall pay the said unpaid purchase price consideration to SII in accordance with the terms as once set forth in the US Agreement and the Omnibus Agreement.

5.2 Confidentiality. Notwithstanding any provision in a Subject Agreement that calls for the earlier return or destruction of a Party’s confidential information, each Party shall be entitled to retain the confidential information of the other Party obtained in connection with the Subject Agreements until all of its sell-off rights as set forth in Section 4.1 above have expired, whereupon the confidential information shall be returned or destroyed as set forth in the relevant Subject Agreement.

5.3 Surviving Provisions. Except to the extent specifically modified and superseded by the provisions hereof, the provisions of each Subject Agreement which by the express terms of such agreement are to survive any termination or expiration of that agreement shall survive and continue in effect in accordance with its terms.

6.	REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties of SII. SII represents and warrants to FEP that, as of the date hereof:

(a) SII is a corporation duly incorporated and validly existing under the laws of Japan, with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) SII has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by SII in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

(d) This Agreement has been duly executed and delivered by SII’s authorized representative and, assuming the due authorization, execution and delivery hereof by FEP, constitutes and will at all times constitute the legal, valid and binding obligation of SII enforceable against SII in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) SII’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

6.2 Representations and Warranties of FEP. FEP represents and warrants to SII that, as of the date hereof:

(a) FEP is a corporation duly incorporated and validly existing under the laws of the Commonwealth of Pennsylvania, U.S.A., with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) FEP has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by FEP in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

(d) This Agreement has been duly executed and delivered by FEP’s authorized representative and, assuming the due authorization, execution and delivery hereof by SII, constitutes and will at all times constitute the legal, valid and binding obligation of FEP enforceable against FEP in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) FEP’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

7.	MISCELLANEOUS PROVISIONS

7.1 Confidentiality. Each Party shall hold in confidence all confidential information of the other Party obtained by it in connection with this Agreement, including the existence and terms of this Agreement, provided, however, that nothing in this Section 7.1 shall prevent a Party from disclosing information:

(a) which becomes generally available to the public other than as a result of a wrongful disclosure by such Party;

(b) which becomes available to such Party from other sources not known by such Party to be bound by a confidentiality obligation; or

(c) to the extent required by law.

7.2 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to the conflict of laws principles thereof.

7.3 Dispute Resolution. All disputes arising out of or in connection with this Agreement shall be finally and conclusively settled by arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“Rules”), subject to the following:

(a) Absent an agreement between the Parties to the contrary, each Party to the arbitration shall appoint one (1) arbitrator and the two (2) arbitrators so selected shall nominate the third arbitrator. If the two (2) arbitrators nominated by the Parties cannot agree on a third arbitrator, the third arbitrator shall be appointed in accordance with the Rules.

(b) The arbitration proceedings shall take place in San Francisco, California, U.S.A.

(c) The arbitration shall be conducted in the English language, provided that either Party may submit testimony or documentary evidence in Japanese (with English translations to be provided at the request and cost of the other Party).

(d) The award rendered by the arbitral tribunal shall be binding upon the Parties and may include award of costs, including reasonably attorneys’ fees and disbursements. Judgment on the award may be entered in any court having jurisdiction thereof.

(e) At the request of either Party, the arbitral tribunal may issue any order for interim relief, including injunctive relief, it deems necessary. The arbitral tribunal shall have the power, inter alia, to order that (i) neither Party take any action inconsistent with this Agreement, and (ii) that both Parties continue to perform under this Agreement during the pendency of the arbitral proceedings. Each Party shall also have the right to seek injunctive or other equitable relief from any court of competent jurisdiction, which right shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate set forth in this Section 7.3.

7.4 Expenses. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees of any attorneys, accountants and other advisors engaged by such Party.

7.5 Notices. Unless otherwise agreed in writing by the Parties, all notices, requests, demands and other communications required by, or made in connection with, this Agreement shall be in writing in English and shall be delivered personally, made by certified or registered airmail, return receipt requested, by recognized overnight courier or by facsimile transmission, and shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided that notices of a change of address shall become effective only upon actual receipt thereof):

If to SII:

Seiko Instruments Inc.8, Nakase 1-chome

Mihama-ku, Chiba-shi, Chiba 261-8507

Japan

Telephone:

Facsimile:

Attention:

If to FEP:

Franklin Electronic Publishers, Inc.

One Franklin Plaza

Burlington, New Jersey 08016-4907

U.S.A.

Telephone: 609 386 2500x6000

Facsimile: 609 387 0082

Attention: Barry Lipsky, President and CEO

cc: Arnold Levitt, CFO

Such notices shall be deemed to have been received, (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by facsimile, transmission confirmed, on the date of transmission unless transmitted after normal business hours at the place of receipt, in which case on the following business day at the place of receipt, or (iii) if mailed, upon the date of first attempted delivery.

7.6 Assignment. Neither this Agreement nor any of the rights, benefits or obligations under this Agreement may be assigned by any Party without the prior written consent of the other Party.

7.7 Amendments and Waivers. No term or provision of this Agreement may be amended, waived, discharged or terminated except through an instrument in writing signed by the Party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in the specific instance and only in accordance with its express terms and conditions. No failure on the part of any Party to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

7.8 Entire Agreement. This Agreement, the Termination Agreement, and the other New Agreements constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes in its entirety all prior agreements and understandings, express or implied, oral or written among them with respect thereto.

7.9 Binding Effect. The terms and provisions hereof shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

7.10 Severability. If any provision hereof or obligation hereunder is held or found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or obligations hereunder shall not in any way be affected or impaired thereby.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

7.12 Rights and Remedies Cumulative. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

[signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SEIKO INSTRUMENTS INC.

By:
Name:
Title:

FRANKLIN ELECTRONIC PUBLISHERS, INC.

By:
Name:
Title:

Schedule A SII Products for Americas market and Prices

See attached

Schedule B SII Products for German market and Prices

See attached

SUPPLY AND DISTRIBUTION AGREEMENT

THIS SUPPLY AND DISTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of this 30th day of June, 2007 by and between Seiko Instruments Inc., a corporation organized and existing under the laws of Japan, with offices at 8, Nakase 1-chome, Mihama-ku, Chiba-shi, Chiba 261-8507, Japan (“SII”), and Franklin Electronic Publishers, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, U.S.A, with offices at One Franklin Plaza, Burlington, New Jersey 08016-4907, U.S.A. (“FEP”).

(SII and FEP are referred to herein individually as a “Party” and collectively as the “Parties”.)

RECITALS

A. WHEREAS, pursuant to that certain Termination and Release Agreement of even date herewith between SII and FEP (“Termination Agreement”), SII and FEP have provided for the termination of certain aspects of their existing relationship.

B. WHEREAS, the Parties desire to set forth the terms and conditions on which their supply and distribution arrangement in Australia relating to electronic reference products will continue after such termination.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties of each Party set forth herein, the Parties, intending to be legally bound hereby, agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1 Definitions. As used herein, capitalized terms shall have the same meaning as used in the Termination Agreement. Additionally, the following terms shall have the respective meanings assigned to them below:

“Agreement” is defined in the preamble hereto.

“Date of Delivery” is defined in Section 3.2.

“Delivery Point” is defined in Section 3.4.

“FEP” is defined in the preamble hereto.

“FEP Australia” is defined in Section 2.5.

“Invoice” is defined in Section 5.1.

“Laws” is defined in Section 9.1

“Party” and “Parties” are defined in the preamble hereto.

“Prices” is defined in Section 4.

“Prior Sales Products” is defined in Section 7.

“Products” is defined in Section 2.3.

“Purchase Order” is defined in Section 3.2.

“SII” is defined in the preamble hereto.

“Term” is defined in Section 14.1.

“Territory” is defined in Section 2.1.

1.2 Interpretation. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, Section headings used herein are for convenience of reference only, do not form a part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

1.3 Effective Date. This Agreement shall be effective on the Termination Date as defined in the Termination Agreement. In case in which the Termination Agreement becomes null and void, this Agreement shall be of no effect and shall be null and void.

2.	APPOINTMENT

2.1 Appointment as Distributor. Upon the terms and conditions set forth in this Agreement, as of the Termination Date SII hereby appoints FEP as its non-exclusive distributor of the Products in Australia and New Zealand (the “Territory”).

2.2 Acceptance of Appointment. Upon the terms and conditions set forth in this Agreement, FEP hereby accepts appointment as SII’s non-exclusive distributor of the Products in the Territory, and agrees to fully and faithfully perform and discharge all of its duties, obligations and responsibilities under this Agreement.

2.3 SII Products. The products of SII to be sold to and distributed by FEP hereunder shall be those products of SII listed in Schedule A hereto and those products of SII agreed on between the Parties from time to time (the “Products”), it being agreed and acknowledged that the Products are to be limited to SII’s standard handheld electronic reference devices designed for the Japanese or U.K. market.

2.4 Independent Contractor. The relationship of SII and FEP hereunder is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either Party the power to direct or control the day-to-day activities of the other Party, or (ii) constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) constitute either Party as the agent of the other Party.

2.5 Sub-distributors. FEP shall be entitled to appoint agents and sub-distributors of the Products in the Territory, such as, by way of example only, its subsidiary Franklin Electronic Publishers, PTY Ltd. (“FEP Australia”). FEP shall be liable to SII for all acts and omissions of any agents and sub- distributors appointed by FEP. SII agrees that FEP may assign its rights and delegate its duties to any subsidiary of FEP (including FEP Australia) at any time during the Term, provided that FEP guarantees the performance by such subsidiary of all obligations under this Agreement, and shall be jointly and severally liable with such subsidiary for any breach of this Agreement by such subsidiary.

2.6 Distribution Outside the Territory. FEP shall not, and FEP shall cause its sub-distributors and agents not to, resell, or sell to parties which resell, the Products outside the Territory and shall ensure that the Products are not resold outside the Territory.

3.	ORDER AND DELIVERY

3.1 Purchase Orders. Purchases and sales of the Products between FEP and SII under this Agreement shall be made by means of purchase orders (each a “Purchase Order”). Each Purchase Order shall set forth, (i) the types and quantities of the Products, (ii) the desired date of delivery (“Date of Delivery”), and (iii) the Prices of the Products. In the event of a conflict between the terms and conditions of this Agreement and any terms and conditions in a Purchase Order or the acceptance thereof, the terms and conditions in this Agreement shall govern. Any Purchase Order for delivery scheduled more than ninety (90) days from any date are cancelable without charge, provided that FEP informs SII in writing of such cancellation at latest ninety (90) days prior to the Date of Delivery.

3.2 Acceptance of Purchase Order. Each Purchase Order for the Products shall be subject to written acceptance by SII by countersignature on the relevant Purchase Order no later than three (3) business days after receipt, in default of which such Purchase Order shall be deemed accepted, including the Date of Delivery, and shall become effective upon such written acceptance by SII, except as provided above. A Purchase Order accepted by SII may not be modified or canceled by FEP without the express written consent of SII, except as provided in Section 3.2 above.

3.3 Delivery. SII undertakes to deliver the Products with reasonable dispatch, F.O.B. Hong Kong or Japan port (the “Delivery Point”) (as defined in the International Commercial Terms 1990, ICC Publication No. 461/90) on or before the Date of Delivery. SII shall use its commercially reasonable efforts to deliver the total quantity of each Product ordered by FEP and accepted by SII by the Date of Delivery. In the event that SII delivers less than the ordered quantity by the Date of Delivery without the express consent of FEP, then SII shall use its commercially reasonable efforts to correct the shortage within six (6) business days.

3.4 Title and Risk of Loss. Title to, and risk of damage to or loss of, the Products shall pass from SII to FEP upon delivery of the Products at the Delivery Point with signed cargo receipt from FEP’s appointed forwarder.

“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

4.	PRICES OF THE PRODUCTS

The prices to be paid by FEP for Products supplied by SII hereunder (the “Prices”) shall be as set forth in Schedule A hereto. The Prices may be revised through mutual good faith discussions between the Parties. Any Purchase Orders received from FEP and accepted by SII prior to the effective date of any Price change will be invoiced at the Prices effective as of the date of the acceptance by SII. For the avoidance of doubt, FEP shall at all times be free to determine in every case the price at which FEP or FEP Australia will resell the Products to its customers.

5.	TERMS OF PAYMENT

5.1 Invoices. SII shall invoice FEP by electronic delivery (fax or email) for each shipment of Products (the “Invoice”) within three (3) business days of delivery of the Products, with shipment to be evidenced through an onboard cargo receipt from FEP’s appointed forwarder and a copy of FEP’s signed inspection report.

5.2 Payment. FEP shall pay SII **** to a bank account in Japan designated by SII. All such payments shall be made in United States Dollars in full without tax, deduction, withholding, setoff or any other reduction, fee or charge, all of which shall be borne and paid by FEP. Without limiting the foregoing, FEP shall bear and pay all bank charges of each remitting and intermediary bank in respect of such payment (excluding SII’s designated destination bank).

5.3 Set-off. Neither Party shall have the right to offset any amount due and owing from the other Party against any amount owed pursuant to this Agreement.

5.4 Late Payment. In the event FEP fails to pay to SII any amount payable under this Agreement when due, SII shall be entitled to interest on the overdue amount at a rate of **** until paid in full.

6.	MARKETING AND BRANDING

6.1 Promotional Duties. FEP undertakes to employ commercially reasonable efforts at its own expense to promote, market, advertise, sell and distribute the Products in the Territory.

6.2 Trademarks. FEP shall not use the trademarks and/or logos owned or controlled by SlI or its affiliates either individually or in combination, as a business name or trade name or trademark, service mark or other marks by which it is identified in the conduct of any portion of its business. FEP acknowledges that the “SEIKO” trademark is owned and controlled by Seiko Corporation or, if any, its affiliates. Subject to any instructions for use of the “SEIKO” trademark by SII and Seiko Corporation, FEP may use the “SEIKO” trademark solely to promote and advertise the Products in the Territory. FEP shall treat as the confidential information of SII, all manuals and other materials setting forth instructions on the use of the “SEIKO” trademark which are disclosed by SII or, if any, Seiko Corporation. FEP shall strictly keep such manuals and other instructions in confidence and as otherwise directed by SII and Seiko Corporation, and return to SII such manuals and other materials at the request of SII or Seiko Corporation. FEP shall not make any modifications or changes to the trademarks and logos, including “SEIKO” trademark, marked on the Products or materials supplied by SII. FEP agrees to submit for SII’s approval, copies of all materials (including sales literature and promotional and advertising materials) relating to the Products created by or for FEP prior to use of such materials, and agrees to make such changes thereto as SII may reasonably request prior to any such use.

6.3 C-Tick Mark. FEP permits SII to use, at its cost, FEP Australia’s “C-Tick” certification mark for the Products. FEP shall render such reasonable assistance as may be necessary or appropriate to provide such mark and cause FEP Australia to keep certification record ready for the government authority’s inspection.

7.	SERVICES

FEP shall furnish, during the Term and for one (1) year after the expiration or termination of this Agreement, (i) adequate after-sale services in the Territory for the Products and (ii) adequate after-sale services and/or warranty services for all the Products and all of other SII’s products that have been sold by FEP or its respective affiliates, agents or distributors in the Territory prior to the Effective Date (the “Prior Sales Products”). SII shall provide reasonable support to FEP regarding the above services on the Products and/or Prior Sales Products. The detailed terms and conditions on which such support shall be provided by SII shall be determined through mutual discussions between FEP and SII.

8.	INTELLECTUAL PROPERTY RIGHTS

8.1 Indemnity. SII represents and warrants that it has all applicable rights and licenses to make, copy, use, and sell the Products and the content used therein in the Territory, and that, as of the Effective Date, it is not aware of any intellectual property claims by third parties against the Products. SII shall, at its own expense, indemnify, defend and hold FEP and its customers, distributors and users harmless from and against any losses, damages, costs, expenses (including, but not limited to, attorneys’ fees) and other liabilities of any nature arising from any breach of the representation and warranty set forth above and any claims, suits or other proceeding by any third parties alleging that the Products sold to FEP by SII under this Agreement, or components or parts thereof themselves, or processes used in the manufacture thereof infringes any patents, utility models, design patents, copyrights or any other intellectual property rights (including, but not limited to, misappropriation of trade secrets); provided, however, that FEP shall (i) promptly notify SII in writing of such claims, suits or other proceeding; (ii) permit SII to have the sole and exclusive right, title and authority to defend, prosecute, negotiate, compromise and otherwise handle such claims, suits or other proceeding, and (iii) cooperate fully with SII, including providing such information as SII may request.

8.2 No Indemnity. The provisions of this Section 8 shall not apply to, and SII shall have no obligations whatsoever with respect to, any claim, suit or other proceeding which arises from or in connection with: (i) unauthorized modifications or other changes to the Products or components thereof made by FEP, its customers, subdistributors, affiliates, subsidiaries (including FEP Australia), agents or users or any other third party; (ii) instructions, directions or specifications offered by FEP to SII; (iii) combinations of any Product or components thereof with products or equipment not supplied by SII; or (iv) any cause for which FEP, its customers, subdistributors, affiliates, subsidiaries (including FEP Australia), agents or users are responsible.

8.3 Conduct of Legal Action. If for any reasonable business justification SII is unable to assume the defense, prosecution, negotiation, compromise or other handling of any claim, suit or other proceeding for which FEP seeks indemnity, FEP shall, at SII’s cost and in strict accordance with SII’s instructions, defend, prosecute, negotiate, compromise and otherwise handle such claim, suit or other proceeding, provided that in no event shall FEP compromise or otherwise settle such claim, suit or other proceeding without SII’s express prior written consent. FEP shall advise SII in writing as to all material aspects relating to such claim, suit or other proceeding and, in any event, shall report to SII thereon in writing on a regular basis. If FEP makes any compromise or settlement without SII’s express prior written consent, FEP shall be solely responsible for all amounts required to be paid in connection with, and all costs and damages arising from, such compromise or other settlement.

8.4 Limitation. Notwithstanding Sections 8.1 through 8.3 above, the amount recoverable against SII pursuant to this Section 8 shall not in any event exceed the aggregate amount FEP has actually paid to SII under this Agreement and under the Omnibus Agreement prior to its termination for the Products and then only for the specific type of Product that has been established as infringing a third party’s intellectual property rights under Section 8.1 above (excluding amounts refunded by SII to FEP in connection with such Product).

8.5 No Warranty and Representation. SII MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS AND/OR COMPONENTS THEREOF EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

9.	COMPLIANCE WITH REGULATIONS

9.1 Regulatory Matters. FEP shall obtain all government approvals, registrations, consents, licenses, and permits in the Territory necessary for the sale and repair of the Products and the conduct of business in the Territory as contemplated in this Agreement, and FEP shall comply with any and all applicable statutory, administrative or regulatory requirements of the Territory that are necessary for the importation and sale of the Products within the Territory (collectively, “Laws”), including, any product registrations with any government agency within the Territory or any registration, approval or filing of this Agreement as required under the laws of the Territory. Without limiting the generality of the foregoing, FEP shall bear all costs, fees and expenses associated with complying with Laws. FEP shall indemnify, defend and hold SII and its affiliates, subsidiaries, officers, directors, employees and agents harmless from and against any damage, claim, judgment, loss, cost, liability or other expense including, without limitation, legal expenses, arising out of or resulting from FEP’s failure to comply with the Laws or its obligations under this Section 9.1.

9.2 Export Control Laws. The obligations of SII hereunder shall be at all times subject to the export control laws and regulations of Japan and other countries in effect at any given time.

9.3 Taxes. FEP alone shall be liable for the payment of any and all taxes (excluding taxes assessed on SII’s income), duties, imposts or levies imposed on the Products or the sale, transport, export or import thereof.

10.	WARRANTIES

10.1 Warranty to End Users. The period of the warranty to the purchasing consumer for each Product shall be one (1) year from the date of the consumer’s purchase of such Product. FEP hereby agrees that it will promptly and consistently provide a one (1) year warranty on all Products that FEP has purchased from SII and sold to consumers within the Territory.

10.2 Warranty to FEP. For each Product delivered by SII to FEP hereunder, SII warrants, for a period of one (1) year from the Date of Delivery of such Product, that the Product is merchantable and fit for its intended purpose. If a Product, while still under warranty as provided in this Section 10.2, suffers a catastrophic level of any defect, SII shall repair or replace such Product. THE WARRANTY IN THIS SECTION 10.2 IS IN LIEU OF AND EXCLUDES ALL OTHER EXPRESS AND IMPLIED WARRANTIES. THE OBLIGATION OF SII STATED IN THIS SECTION 10.2 TO REPAIR OR REPLACE THE DEFECTIVE PRODUCTS SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF FEP.

10.3 Parts. SII shall provide to FEP, at FEP’s request and at cost, replacement parts for the Products if FEP in its discretion decides to undertake certain repairs of the Products sold hereunder.

11.	INDEMNIFICATION

11.1 Indemnification by SII. SII shall indemnify, defend and hold FEP harmless from and against any and all liabilities, damages, losses, costs and expenses (including legal fees and other legal expenses) arising from or relating to any personal injury (including death) or physical damages to tangible property, proven to have resulted directly from a defect in design, workmanship or materials of the Products that is established to have existed, provided that:

(a) FEP provides SII with timely notice of all claims or complaints received by FEP;

(b) FEP makes no admission of liability and gives SII sole authority to defend or settle such claims or complaints; and

(c) FEP provides documents and assistance reasonably necessary to defend or settle any such claims or complaints.

SII’s obligations under this Section 11.1 shall not apply to liabilities, damages, losses, costs and expenses (including legal fees and other legal expenses) caused by or arising in connection with: (i) unauthorized modification, change or addition to the Products by persons other than SII; or (ii) instructions, directions or specifications proposed by FEP.

11.2 Indemnification by FEP. FEP shall indemnify, defend and hold SII harmless from and against any and all liabilities, damages, losses, costs and expenses (including legal fees and other legal expenses) arising from or relating to any acts, omissions, or representations of FEP in the sale, use, marketing, promotion or distribution of the Products.

11.3 Limitation of Liability. The amount recoverable against the indemnifying party under this Section 11 shall in no event exceed one million United States Dollars (US$1,000,000).

12.	LIMITATION OF LIABILITY

EXCEPT AS SPECIFICALLY PROVIDED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY NATURE OR KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION, LOST PROFITS, OR OTHER ECONOMIC LOSS IN CONNECTION WITH OR ARISING OUT OF THE USE OF THE PRODUCTS, OR ANY ACT OR OMISSION BY EITHER PARTY OR ITS EMPLOYEES.

13.	REPRESENTATIONS AND WARRANTIES

13.1 Representations and Warranties of SII. SII represents and warrants to FEP that, as of the date hereof:

(a) SII is a corporation duly incorporated and validly existing under the laws of Japan, with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) SII has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by SII in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

(d) This Agreement has been duly executed and delivered by SII’s authorized representative and, assuming the due authorization, execution and delivery hereof by FEP, constitutes and will at all times constitute the legal, valid and binding obligation of SII enforceable against SII in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) SII’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

13.2 Representations and Warranties of FEP. FEP represents and warrants to SII that, as of the date hereof:

(a) FEP is a corporation duly incorporated and validly existing under the laws of the Commonwealth of Pennsylvania, U.S.A., with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) FEP has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by FEP in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

(d) This Agreement has been duly executed and delivered by FEP’s authorized representative and, assuming the due authorization, execution and delivery hereof by SII, constitutes and will at all times constitute the legal, valid and binding obligation of FEP enforceable against FEP in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) FEP’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

14.	TERM AND TERMINATION

14.1 Term. The term of this Agreement (the “Term”) shall commence on the Termination Date and, unless sooner terminated as herein provided, shall continue for a period of one (1) year, and shall thereafter be automatically extended for subsequent successive periods of one (1) year each unless either of the Parties gives written notice to the contrary at least ninety (90) days prior to the expiration of such initial or then current one (1) year extension period, as the case may be.

14.2 Cross Default. This Agreement shall terminate and become of no further force or effect upon either Party’s breach of or default under the Termination Agreement at the discretion of the non-breaching Party.

14.3 Termination for Cause. Either Party may terminate this Agreement effective upon written notice to the other Party upon the occurrence of any one or more of the following:

(a) In the event that the other Party has materially breached any provision of this Agreement, and such breach is not cured within thirty (30) days after written notice thereof by the non-breaching Party.

(b) In the event that, (i) a receiver is appointed for the other Party or its property; (ii) any proceedings are commenced by or for such other Party under any bankruptcy, insolvency or debtor’s relief law; (iii) any proceedings are commenced against such other Party under any bankruptcy, insolvency or debtor’s relief law and such proceedings are not vacated or set aside within sixty (60) days from the date of commencement thereof, or (iv) such other Party is wound up, liquidated or dissolved.

14.4 Effects of Expiration or Sooner Termination. Upon the expiration or sooner termination of this Agreement:

(a) All outstanding sums due under this Agreement shall become immediately due and payable.

(b) A Party shall at its own expense within fourteen (14) days of the date of such expiration or termination provide to the other Party or otherwise dispose of as the other Party directs, all confidential information and other written materials and information, including, but not limited to, technical and marketing information, specifications, data and know-how pertaining to the Products, all customer lists, advertising, promotional or sales material relating to the Products and all copies thereof, in the possession or under the control of the Party and shall cause all of its employees to act in accordance thereto.

“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

(c) FEP shall be entitled to sell off its inventory of Products for **** thereafter. Thereafter, FEP shall cease to sell, distribute, promote, market or advertise the Products or hold itself out as an authorized distributor of the Products.

(d) Neither Party shall have any further rights, duties, liabilities or obligations under this Agreement, except for (i) any rights or liabilities which at the time of such expiration or sooner termination has already accrued in favor of or against a Party, or which thereafter may accrue in favor of or against a Party in respect of any act or omission occurring prior to such expiration or sooner termination, and (ii) those rights, duties and obligations which are expressly stated elsewhere in this Agreement as surviving the expiration or sooner termination hereof.

(e) The following provisions shall survive the expiration or sooner termination of this Agreement: Section 6.2 (Trademarks), Section 7 (Services), Section 8 (Intellectual Property Rights), Section 11 (Indemnification), Section 12 (Limitation of Liability) and Section 15 (Miscellaneous Provisions).

15.	MISCELLANEOUS PROVISIONS

15.1 Force Majeure. Neither Party shall be liable for any delay or failure in performance (with the exception of the payment of money) hereunder to the extent caused by strikes, embargoes, unexpected government requirements, civil or military authorities, acts of God or public enemies, earthquake or other causes reasonably beyond such Party’s control and without such Party’s fault or negligence, provided that the affected Party notifies the other Party as soon as reasonably possible, and resumes performance hereunder as soon as reasonably possible following cessation of such force majeure event.

15.2 Confidentiality. Each Party shall hold in confidence all confidential information of the other Party obtained by it in connection with this Agreement, including the existence and terms of this Agreement, provided, however, that nothing in this Section 15.2 shall prevent a Party from disclosing information:

(a) which becomes generally available to the public other than as a result of a wrongful disclosure by such Party;

(b) which becomes available to such Party from other sources not known by such Party to be bound by a confidentiality obligation;

(c) that is independently acquired by such Party as a result of work carried out by any employee or representative of such Party to whom no disclosure of such information has been made; or

(d) to the extent required by law.

15.3 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to the conflict of laws principles thereof.

15.4 Dispute Resolution. All disputes arising out of or in connection with this Agreement shall be finally and conclusively settled by arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“Rules”), subject to the following:

(a) Absent an agreement between the Parties to the contrary, each Party to the arbitration shall appoint one (1) arbitrator and the two (2) arbitrators so selected shall nominate the third arbitrator. If the two (2) arbitrators nominated by the Parties cannot agree on a third arbitrator, the third arbitrator shall be appointed in accordance with the Rules.

(b) The arbitration proceedings shall take place in San Francisco, California, U.S.A.

(c) The arbitration shall be conducted in the English language, provided that either Party may submit testimony or documentary evidence in Japanese (with English translations to be provided at the request and cost of the other Party).

(d) The award rendered by the arbitral tribunal shall be binding upon the Parties and may include award of costs, including reasonably attorneys’ fees and disbursements. Judgment on the award may be entered in any court having jurisdiction thereof.

(e) At the request of either Party, the arbitral tribunal may issue any order for interim relief, including injunctive relief, it deems necessary. The arbitral tribunal shall have the power, inter alia, to order that (i) neither Party take any action inconsistent with this Agreement, and (ii) that both Parties continue to perform under this Agreement during the pendency of the arbitral proceedings. Each Party shall also have the right to seek injunctive or other equitable relief from any court of competent jurisdiction, which right shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate set forth in this Section 15.4.

15.5 Expenses. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees of any attorneys, accountants and other advisors engaged by such Party.

15.6 Notices. Unless otherwise agreed in writing by the Parties, all notices, requests, demands and other communications required by, or made in connection with, this Agreement shall be in writing in English and shall be delivered personally, made by certified or registered airmail, return receipt requested, by recognized overnight courier or by facsimile transmission, and shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided that notices of a change of address shall become effective only upon actual receipt thereof):

If to SII:

Seiko Instruments Inc.

8, Nakase 1-chome

Mihama-ku, Chiba-shi, Chiba 261-8507

Japan

Telephone:

Facsimile:

Attention:

If to FEP:

Franklin Electronic Publishers, Inc.

One Franklin Plaza

Burlington, New Jersey 08016-4907

U.S.A.

Telephone: 609 386 2500x6000

Facsimile: 609 387 0082

Attention: Barry Lipsky, President and CEO

cc: Arnold Levitt, CFO

Such notices shall be deemed to have been received, (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by facsimile, transmission confirmed, on the date of transmission unless transmitted after normal business hours at the place of receipt, in which case on the following business day at the place of receipt, or (iii) if mailed, upon the date of first attempted delivery.

15.7 Assignment. Neither this Agreement nor any of the rights, benefits or obligations under this Agreement may be assigned by any Party without the prior written consent of the other Party.

15.8 Amendments and Waivers. No term or provision of this Agreement may be amended, waived, discharged or terminated except through an instrument in writing signed by the Party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in the specific instance and only in accordance with its express terms and conditions. No failure on the part of any Party to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

15.9 Entire Agreement. This Agreement, the Termination Agreement, and the other New Agreements constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes in its entirety all prior agreements and understandings, express or implied, oral or written among them with respect thereto.

15.10 Binding Effect. The terms and provisions hereof shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

15.11 Severability. If any provision hereof or obligation hereunder is held or found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or obligations hereunder shall not in any way be affected or impaired thereby.

15.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

15.13 Rights and Remedies Cumulative. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

[signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SEIKO INSTRUMENTS INC.

By:
Name:
Title:

FRANKLIN ELECTRONIC PUBLISHERS, INC.

By:
Name:
Title:

Schedule A Products and Prices

See attached

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement” or the “New License”) is made and entered into as of this 30th day of June, 2007, by and between Seiko Instruments Inc., a corporation organized and existing under the laws of Japan, with offices at 8, Nakase 1-chome, Mihama-ku, Chiba-shi, Chiba 261-8507, Japan (“SII”), and Franklin Electronic Publishers, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, U.S.A, with offices at One Franklin Plaza, Burlington, New Jersey 08016-4907, U.S.A. (“FEP”).

(SII and FEP are referred to herein individually as a “Party” and collectively as the “Parties”.)

RECITALS

A. WHEREAS, pursuant to that certain Termination and Release Agreement of even date herewith between SII and FEP (the “Termination Agreement”), SII and FEP have provided for the termination of certain aspects of their existing relationship as of the Termination Date.

B. WHEREAS, pursuant to the Termination Agreement, agreements referred to therein as the “Continuing Agreements”, remain in effect.

C. WHEREAS, on the terms and conditions set forth in this New License, the Parties wish to provide on and after the Termination Date for the amendment of certain terms and conditions of certain of the Continuing Agreements, specifically, the Cross License, the Chip License, and the Sudoku License, relating to the licensing of intellectual property rights, as well as to provide for certain additional arrangements going forward in relation to the license of intellectual property rights.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties of each Party set forth herein, the Parties, intending to be legally bound hereby, agree as follows:

1.	DEFINITIONS AND INTERPRETATION AND EFFECTIVE DATE

1.1 Definitions. Except as is specifically set forth in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Termination Agreement. In addition, as used herein, the following terms shall have the respective meanings assigned to them below:

“Agreement” is defined in the preamble hereto.

“Continuing License Agreements” shall mean, collectively, the Cross License Agreement, the Chip License, and the Sudoku License.

“Termination Agreement” is defined in Recital A above.

“Termination Date” is defined in the Termination Agreement.

1.2 Effective Date: This New License shall be effective only on and after the Termination Date. In the case in which the Termination Agreement becomes null and void, this New License shall be of no effect and shall be null and void.

2.	AMENDMENT OF CONTINUING LICENSE AGREEMENTS

2.1 Amendment of Cross License. On and after the Termination Date, and subject to the terms and conditions hereof, the Cross License is hereby amended as follows:

(a) Section 1.2 of the Cross License is hereby amended to read in full as follows:

“1.2 “Franklin Patents” shall mean any and all U.S. patents issued to, acquired by or granted to Franklin or its Subsidiaries that have been or are issued prior to June 30, 2012 or issued pursuant to applications filed on or before June 30, 2012 in the field of the Licensed Products, and any and all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof.”

(b) Section 1.3 of the Cross License Agreement is hereby amended to read in full as follows:

“1.3 “SII Patents” shall mean any and all U.S. and Japanese patents issued to, acquired by or granted to SII or its Subsidiaries that have been or are issued prior to June 30, 2012 or issued pursuant to applications filed on or before June 30, 2012 in the field of the Licensed Products, and any and all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof.”

(c) Section 1.4 of the Cross License is hereby amended to read in full as follows:

“1.4 “Licensed Products” shall mean any and all language reference products including but not limited to electronic dictionaries, spellcheckers, thesauruses and/or translators; provided, however, for the avoidance of doubt, that “Licensed Products” shall in all cases refer to and mean fully assembled and completed language reference products, and not components, parts, or subassemblies thereof.”

(d) Section 3.1 of the Cross License is hereby amended to read in full as follows:

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“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

****

(e) Section 3.2 of the Cross License is hereby amended to read in full as follows:

****

(f) Section 4.1 of the Cross License is hereby amended by striking the phrase “or the date of expiration or termination of the Distribution Agreement, whichever comes first.”

(g) A new Section 5.3 is hereby added to the Cross License to read in full as follows:

“5.3 Without limiting the foregoing provisions of this Section 5, neither party shall be under any obligation whatsoever under this Agreement to apply for, maintain, or enforce any patent.”

2.2 Amendment of Chip License. On and after the Termination Date and subject to the terms and conditions hereof, the Chip License is hereby modified as follows:

(a) the following provisions of the Chip License are stricken: Paragraph 4;

(b) Paragraph 7 of the Chip License is hereby amended to read in full as follows:

“7. The term of this Agreement shall run through the first to occur of (a) the date eight (8) years from the Effective Date or (b) the date that **** no longer manufactures and sells the Chip, unless sooner terminated for cause in accordance with Paragraph 11 hereinbelow and shall be renewable on a year to year basis thereafter unless one party notifies the other in writing of termination not later than three (3) months prior to the end of the then current term”; and

(c) the proviso in the second sentence of Paragraph 2 of the Chip License is hereby replaced by the following: “provided, however, that SII agrees that its use of Chips in Products shall be limited to ****.”

2.3 Amendment to Sudoku License. On and after the Termination Date and subject to the terms and conditions hereof, a new Section 6 is hereby added to the Trademark and Copyright Sublicense Agreement to read in full as follows:

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“**** indicates where a confidential portion has been omitted and filed separately with the Commission.”

“6. Notwithstanding Section 1 hereof, at the end of this Agreement, Franklin may sell off its inventory of Products, incorporating the Puzzles and bearing one or more of the Marks, then on hand for ****; provided, however, that Franklin shall pay to SII all applicable royalties for such Products hereunder.

2.4 Continuing Effect. Except as is specifically set forth in this Agreement, the Continuing Agreements remain in full force and effect. For the avoidance of doubt, the transactions provided for in the Termination Agreement, specifically including without limitation the termination of the Distribution Agreement dated January 7, 2003, shall not result in any termination or expiration of the Cross License Agreement.

3.	CONTENT

3.1 Japanese Content and Fonts. With respect to “Japanese Content” and “Japanese font,” as those terms are defined and used or referred to in the CTTA, upon request made by FEP, SII shall request in writing to the content providers of Japanese Content and licensors of the Japanese font that is incorporated in the FEP Products as that term is defined in the STSSA of even date herewith explaining the arrangements that have been put in place pursuant to the Termination Agreement and the New Agreements (as used and defined in the Termination Agreement), and seeking consent for continued use of such content and font by FEP on the same terms as are presently enjoyed by SII, and otherwise to use commercially reasonable efforts to assist FEP in this regard.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of SII. SII represents and warrants to FEP that, as of the date of this Agreement:

(a) SII is a corporation duly incorporated and validly existing under the laws of Japan, with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) SII has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by SII in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

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(d) This Agreement has been duly executed and delivered by SII’s authorized representative and, assuming the due authorization, execution and delivery hereof by FEP, constitutes and will at all times constitute the legal, valid and binding obligation of SII enforceable against SII in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) SII’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

4.2 Representations and Warranties of FEP. FEP represents and warrants to SII that, as of the date of this Agreement:

(a) FEP is a corporation duly incorporated, validly existing under the laws of the Commonwealth of Pennsylvania, U.S.A., with full power and authority to own its assets and conduct its business as presently conducted and as proposed to be conducted.

(b) FEP has full corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder. All corporate actions and procedures necessary to authorize its execution, delivery and performance of this Agreement have been taken.

(c) All acts, conditions and things (including the obtaining of any third party or governmental consents) which are necessary or prudent to be done, fulfilled, obtained or performed by FEP in connection with its execution, delivery or performance of this Agreement have been done, fulfilled and/or performed, are in full force and effect and are not subject to any pending or threatened proceedings.

(d) This Agreement has been duly executed and delivered by FEP’s authorized representative and, assuming the due authorization, execution and delivery hereof by SII, constitutes and will at all times constitute the legal, valid and binding obligation of FEP enforceable against FEP in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally and to general principles of equity.

(e) FEP’s execution, delivery and performance of this Agreement will not result in contravention of (i) its constitutive documents, (ii) any contractual provision to which it is subject or by which its assets are bound, (iii) any laws, rules or regulations applicable to it or its property, or (iv) any judgment, injunction, order or decree binding on it or any of its assets.

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5.	MISCELLANEOUS PROVISIONS

5.1 Confidentiality. Each Party shall hold in confidence all confidential information of the other Party obtained by it in connection with this Agreement, including the existence and terms of this Agreement, provided, however, that nothing in this Section 5.1 shall prevent a Party from disclosing information:

(a) which becomes generally available to the public other than as a result of a wrongful disclosure by such Party;

(b) which becomes available to such Party from other sources not known by such Party to be bound by a confidentiality obligation;

(c) that is independently acquired by such Party as a result of work carried out by any employee or representative of such Party to whom no disclosure of such information has been made; or

(d) to the extent required by law.

5.2 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to the conflict of laws principles thereof.

5.3 Dispute Resolution. All disputes arising out of or in connection with this Agreement and the Continuing License Agreements shall be finally and conclusively settled by arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“Rules”) subject to the following:

(a) Absent an agreement between the Parties to the contrary, each Party to the arbitration shall appoint one (1) arbitrator and the two (2) arbitrators so selected shall nominate the third arbitrator. If the two (2) arbitrators nominated by the Parties cannot agree on a third arbitrator, the third arbitrator shall be appointed in accordance with the Rules.

(b) The arbitration proceedings shall take place in San Francisco, California, U.S.A.

(c) The arbitration shall be conducted in the English language, provided that either Party may submit testimony or documentary evidence in Japanese (with English translations to be provided at the request and cost of the other Party).

(d) The award rendered by the arbitral tribunal shall be binding upon the Parties and may include award of costs, including reasonably attorneys’ fees and disbursements. Judgment on the award may be entered in any court having jurisdiction thereof.

(e) At the request of either Party, the arbitral tribunal may issue any order for interim relief, including injunctive relief, it deems necessary. The arbitral tribunal shall have the power, inter alia, to order that neither Party take any action

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inconsistent with this Agreement. Each Party shall also have the right to seek injunctive or other equitable relief from any court of competent jurisdiction, which right shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate set forth in this Section 5.3.

5.4 Expenses. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees of any attorneys, accountants and other advisors engaged by such Party.

5.5 Notices. Unless otherwise agreed in writing by the Parties, all notices, requests, demands and other communications required by, or made in connection with, this Agreement shall be in writing in English and shall be delivered personally, made by certified or registered airmail, return receipt requested, by recognized overnight courier or by facsimile transmission, and shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided that notices of a change of address shall become effective only upon actual receipt thereof):

If to SII:

Seiko Instruments Inc.

8, Nakase 1-chome

Mihama-ku, Chiba-shi, Chiba 261-8507

Japan

Telephone: +81-(0)43-211-1150

Facsimile: +81-(0)43-211-8020

Attention: Vice President & General Manager Legal & Intellectual Property Center

If to FEP:

Franklin Electronic Publishers, Inc.

One Franklin Plaza

Burlington, New Jersey 08016-4907

U.S.A.

Telephone: 609 386 2500x6000

Facsimile: 609 387 0082

Attention: Barry Lipsky, President and CEO

cc: Arnold Levitt, CFO

Such notices shall be deemed to have been received, (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by facsimile, transmission confirmed, on the date of transmission unless transmitted after normal business hours at the place of receipt, in which case on the following business day at the place of receipt, or (iii) if mailed, upon the date of first attempted delivery.

5.6 Assignment. Neither this Agreement nor any of the rights, benefits or obligations under this Agreement may be assigned by any Party without the prior written consent of the other Party.

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5.7 Amendments and Waivers. No term or provision of this Agreement may be amended, waived, discharged or terminated except through an instrument in writing signed by the Party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in the specific instance and only in accordance with its express terms and conditions. No failure on the part of any Party to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

5.8 Entire Agreement. This Agreement, the Termination Agreement, and the other New Agreements constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes in its entirety all prior agreements and understandings, express or implied, oral or written among them with respect thereto.

5.9 Binding Effect. The terms and provisions hereof shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

5.10 Severability. If any provision hereof or obligation hereunder is held or found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or obligations hereunder shall not in any way be affected or impaired thereby

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

5.12 Rights and Remedies Cumulative. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

[signature pages follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SEIKO INSTRUMENTS INC.

By:
Name:
Title:

FRANKLIN ELECTRONIC PUBLISHERS, INC.

By:
Name:
Title:

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